SUPPLEMENT DATED FEBRUARY 29, 2012 TO THE PROSPECTUS OF
MARKET VECTORS ETF TRUST
Dated May 1, 2011

This Supplement updates certain information contained in the above-dated Prospectus for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors RVE Hard Assets Producers ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.vaneck.com\etf.

Effective February 29, 2012, Van Eck Associates Corporation, the investment adviser to the Fund, agreed to lower the Fund’s expense cap to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.49% of the Fund’s average daily net assets per year until at least May 1, 2013.

The section titled “Summary Information—Market Vectors RVE Hard Assets Producers ETF—Fund Fees and Expenses” on page 24 of the Prospectus is hereby deleted and replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder expenses (fees paid directly from you investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.14%
Total Annual Fund Operating Expenses(a)	0.64%
Fee Waivers and Expense Reimbursement(a)	0.15%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.49%

(a)           The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.49% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$50
3	$190
5	$342
10	$784

In addition, the fourth paragraph under the section titled “Management of the Funds” beginning on page 50 of the Prospectus is hereby deleted and replaced with the following:

For the services provided to each Fund under the relevant Investment Management Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets at the annual rate of 0.50%. From time to time, the Adviser may waive all or a portion of its fee. Until at least May 1, 2012 (May 1, 2013 with respect to Market Vectors RVE Hard Assets Producers ETF), the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.49% (with respect to Market Vectors RVE Hard Assets Producers ETF), 0.53% (with respect to Market Vectors Gold Miners ETF), 0.55% (with respect to Market Vectors Steel ETF), 0.56% (with respect to Market Vectors Agribusiness ETF and Market Vectors Junior Gold Miners ETF), 0.57% (with respect to Market Vectors Rare Earth/Strategic Metals ETF), 0.59% (with respect to Market Vectors Coal ETF), 0.60% (with respect to Market Vectors Uranium+Nuclear Energy ETF), 0.62% (with respect to Market Vectors Global Alternative Energy ETF) and 0.65% (with respect to Market Vectors Solar Energy ETF) of its average daily net assets per year. Offering costs excluded from the expense caps are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange.

Please retain this supplement for future reference.

SUPPLEMENT DATED FEBRUARY 29, 2012 TO THE STATEMENT OF
ADDITIONAL INFORMATION OF MARKET VECTORS ETF TRUST
Dated May 1, 2011

This Supplement updates certain information contained in the above-dated Statement of Additional Information for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors RVE Hard Assets Producers ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Statement of Additional Information free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.vaneck.com\etf.

The paragraph titled “Compensation” beginning on page 23 of the Statement of Additional Information is deleted and replaced with the following:

Compensation. As compensation for its services under each Investment Management Agreement, the Adviser is paid a monthly fee based on a percentage of each Fund’s average daily net assets at the annual rate of 0.50%. From time to time, the Adviser may waive all or a portion of its fees. Until at least May 1, 2012 (May 1, 2013 with respect to Market Vectors RVE Hard Assets Producers ETF), the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.49% (with respect to Market Vectors RVE Hard Assets Producers ETF), 0.53% (with respect to Market Vectors Gold Miners ETF), 0.55% (with respect to Market Vectors Environmental Services ETF and Market Vectors Steel ETF), 0.56% (with respect to Market Vectors Agribusiness ETF and Market Vectors Junior Gold Miners ETF), 0.57% (with respect to Market Vectors Rare Earth/Strategic Metals ETF), 0.59% (with respect to Market Vectors Brazil Small-Cap ETF and Market Vectors Coal ETF), 0.60% (with respect to Market Vectors Uranium+Nuclear Energy ETF, Market Vectors Poland ETF and Market Vectors Indonesia Index ETF), 0.62% (with respect to Market Vectors Global Alternative Energy ETF and Market Vectors Russia ETF), 0.63% (with respect to Market Vectors Latin America Small-Cap Index ETF), 0.65% (with respect to Market Vectors Gaming ETF and Market Vectors Solar Energy ETF), 0.72% (with respect to Market Vectors China ETF), 0.76% (with respect to Market Vectors Vietnam ETF), 0.78% (with respect to Market Vectors Africa Index ETF), 0.85% (with respect to Market Vectors India Small-Cap Index ETF), 0.94% (with respect to Market Vectors Egypt Index ETF) and 0.98% (with respect to Market Vectors Gulf States Index ETF) of its average daily net assets per year. Offering costs excluded from the expense caps are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange.

Please retain this supplement for future reference.